Exhibit 10.7

Redacted Version

EIGHTH AMENDING AGREEMENT

TO THE OBSIDIAN ENERGY LTD.

AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTH AMENDING AGREEMENT is made effective as of March 4, 2020 (the “Eighth Amendment Date”),

BETWEEN:

OBSIDIAN ENERGY LTD.

as Borrower

- and -

ROYAL BANK OF CANADA,

THE BANK OF NOVA SCOTIA,

BANK OF MONTREAL,

CANADIAN IMPERIAL BANK OF COMMERCE,

EXPORT DEVELOPMENT CANADA,

ATB FINANCIAL,

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC,

NATIONAL BANK OF CANADA, and

BUSINESS DEVELOPMENT BANK OF CANADA

as Lenders

- and -

ROYAL BANK OF CANADA

as Administrative Agent on behalf of the Lenders

PREAMBLE:

A.

Pursuant to the Amended and Restated Credit Agreement dated May 18, 2017 as amended by a first amending agreement dated May 10, 2018, a second amending agreement dated December 14, 2018, a third amending agreement dated March 21, 2019, a fourth amending agreement dated May 31, 2019, a fifth amending agreement made effective as of June 28, 2019, a sixth amending agreement made effective as of August 12, 2019 and a seventh amending agreement (the “Seventh Amending Agreement”) made effective as of February 28, 2020 (as so amended, the “Credit Agreement”), among Obsidian Energy Ltd. (by its former name, Penn West Petroleum Ltd.), as borrower (the “Borrower”), Royal Bank of Canada (“RBC”) and each of the other financial institutions party thereto, as lenders, and RBC, as administrative agent (the “Agent”), the Lenders agreed to provide to the Borrower the Credit Facilities.

B.	The Parties wish to amend the Seventh Amending Agreement on the terms and conditions herein provided.

AGREEMENT:

NOW THEREFORE in consideration of the premises, the covenants and the agreements herein contained, the Parties agree as follows:

1.

Definitions. Capitalized terms used in this Eighth Amending Agreement will, unless otherwise defined herein, have the meanings attributed to such terms in the Credit Agreement, as amended hereby (the “Amended Credit Agreement”).

2.	Amendments to Seventh Agreement. Effective as of the Eighth Amendment Date, the Seventh Amending Agreement is hereby amended as follows:

(a)	Section 2(a) of the Seventh Amending Agreement is hereby amended by deleting “March 4, 2020” and substituting therefor “March 13, 2020”; and

(b)	Section 5 of the Seventh Amending Agreement is hereby amended by deleting each reference to “March 4, 2020” and, in each case, substituting therefor “March 13, 2020”.

3.

Condition Precedent. This Eighth Amending Agreement is only effective upon and is subject to the accuracy and completeness in all respects of the Borrower’s representations and warranties in Section 4 hereof. The foregoing condition precedent is for the sole benefit of the Agent and the Lenders and may be waived, in whole or in part and with or without further conditions, in the sole discretion of the Agent and the Lenders.

4.

Representations and Warranties. To confirm each Lender’s understanding concerning the Borrower and its business, properties and obligations, and to induce the Agent and each Lender to enter into this Eighth Amending Agreement, the Borrower hereby reaffirms to the Agent and each Lender that, as of the Eighth Amendment Date, its representations and warranties contained in Section 12.1 of the Credit Agreement, as amended by this Eighth Amending Agreement, and except to the extent such representations and warranties relate solely to an earlier date, are true and correct in all material respects and additionally represents and warrants as follows on the Eighth Amendment Date:

(a)	it has full corporate power and capacity to enter into this Eighth Amending Agreement and to perform its obligations under the Credit Agreement, as amended by this Eighth Amending Agreement;

(b)	this Eighth Amending Agreement, and the performance by it of its obligations under the Credit Agreement, as amended by this Eighth Amending Agreement:

(i)	have been duly authorized, executed and delivered by it; and

(ii)

do not conflict with or contravene or constitute a default or create a Lien, other than a conflict, contravention, default or Lien which would not reasonably be expected to have a Material Adverse Effect or a Lien which is a Permitted Encumbrance, under:

(A)	its constating documents, by-laws, any resolution of its Directors or any shareholders’ or partnership agreement in respect of the Borrower;

(B)	any agreement or document to which it is a party or by which any of its property is bound; or

(C)	any applicable Law;

(c)

the Credit Agreement, as amended by this Eighth Amending Agreement, and the Seventh Amending Agreement, as amended by this Eighth Amending Agreement, each constitutes a valid and binding obligation of the Borrower, and is enforceable against the Borrower in accordance with the terms thereof, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar statutes affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(d)	no Default or Event of Default has occurred and is continuing.

5.

Continuing Effect. Each of the parties hereto acknowledges and agrees that the Amended Credit Agreement (including the Seventh Amending Agreement) and all other documents entered into in connection therewith, will be and continue in full force and effect and are hereby confirmed and the rights and obligations of all parties thereunder will not be affected or prejudiced in any manner except as specifically provided herein. The Borrower hereby further acknowledges and agrees that all Security granted by it to the Agent for its own benefit and on behalf of the Lender Secured Parties and others in connection with the Credit Agreement (including the Seventh Amending Agreement) and any other documents executed and delivered pursuant thereto or in connection therewith, including confirmations and acknowledgements thereof, continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security interests and covenants therein contained or thereby constituted, as continuing security for all indebtedness, liabilities and other obligations of the Borrower under the Amended Credit Agreement and each other Document to which it is a party.

6.

Expenses. The Borrower will pay or reimburse the Agent and the Lenders, as applicable, for the reasonable out of pocket expenses, including reasonable legal fees and disbursements (on a solicitor and his own client full indemnity basis) and enforcement costs, incurred by the Agent and the Lenders, as applicable, in connection with the negotiation, preparation, execution and maintenance of the Amended Credit Agreement and of this Eighth Amending Agreement.

7.

Counterparts. This Eighth Amending Agreement may be executed in any number of counterparts (including by facsimile or other electronic transmission), each of which when executed and delivered will be deemed to be an original, but all of which when taken together constitutes one and the same instrument. Any party hereto may execute this Eighth Amending Agreement by signing any counterpart.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

THIS EIGHTH AMENDING AGREEMENT has been executed effective the date first written above.

OBSIDIAN ENERGY LTD., as Borrower

By:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief
Financial Officer

[Eighth Amending Agreement – Obsidian]

ROYAL BANK OF CANADA, as Agent on behalf of the Lenders

By:	(signed) [Name Redacted]
Name:	[Name Redacted]
Title:	Manager, Agency

By:
Name:
Title:

[Eighth Amending Agreement – Obsidian]

ROYAL BANK OF CANADA, as Lender

By:	(signed) [Name Redacted]
Name:	[Name Redacted]
Title:	Authorized Signatory

By:
Name:
Title:

[Eighth Amending Agreement – Obsidian]

THE BANK OF NOVA SCOTIA, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Director

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Manager

[Eighth Amending Agreement – Obsidian]

BANK OF MONTREAL, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Managing Director

By:
Name:
Title:

[Eighth Amending Agreement – Obsidian]

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Director

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Account Manager

[Eighth Amending Agreement – Obsidian]

EXPORT DEVELOPMENT CANADA, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Special Risk Manager

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Special Risk Manager

[Eighth Amending Agreement – Obsidian]

ATB FINANCIAL, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Director

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Associate Director

[Eighth Amending Agreement – Obsidian]

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Manager

By:
Name:
Title:

[Eighth Amending Agreement – Obsidian]

NATIONAL BANK OF CANADA, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Manager

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Senior Manager

[Eighth Amending Agreement – Obsidian]

BUSINESS DEVELOPMENT BANK OF CANADA, as Lender

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Assistant Vice-President Business Restructuring

By:	(signed) [Name Redacted]
	Name:	[Name Redacted]
	Title:	Director

[Eighth Amending Agreement – Obsidian]

ACKNOWLEDGEMENT:

Obsidian Energy Ltd. (by its former name, Penn West Petroleum Ltd.), 1647456 Alberta Ltd., Penn West Northern Harrier Partnership, Obsidian Energy Partnership (by its former name, Penn West Petroleum), Penn West PROP Holdco Ltd., Penn West PROP Limited Partnership and Penn West Sandhill Crane Ltd. (each a “Guarantor”, and collectively, the “Guarantors”) each hereby acknowledge and consent to the Eighth Amending Agreement and acknowledge, agree and confirm that the guarantee dated May 18, 2017 (the “Guarantee”), provided by the Guarantors for the benefit of the Lender Secured Parties, and all representations, warranties, covenants and other obligations set forth therein are binding on the Guarantors and continue in full force and effect as a guarantee of all of the Lender Secured Obligations. Each Guarantor hereby restates the terms set forth in the Guarantee to the extent necessary under applicable Law to give effect to the foregoing. The Guarantors hereby further acknowledge and agree that all Security granted by each of the Guarantors to the Agent on behalf of the Lender Secured Parties and others in connection with the Guarantee, the Credit Agreement and any other documents executed and delivered pursuant thereto or in connection therewith, continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security for all indebtedness, liabilities and other obligations of the undersigned.

Acknowledged as of the Eighth Amendment Date.

OBSIDIAN ENERGY LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief
Financial Officer

PENN WEST NORTHERN HARRIER PARTNERSHIP, by its managing partner,
PENN WEST SANDHILL CRANE LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Eighth Amending Agreement – Obsidian (Guarantor Acknowledgment)]

OBSIDIAN ENERGY PARTNERSHIP, by its managing partner, OBSIDIAN ENERGY LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Senior Vice President and Chief
Financial Officer

[Eighth Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST PROP HOLDCO LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Eighth Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST PROP LIMITED PARTNERSHIP, by its general partner, PENN WEST PROP HOLDCO LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Eighth Amending Agreement – Obsidian (Guarantor Acknowledgment)]

PENN WEST SANDHILL CRANE LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Eighth Amending Agreement – Obsidian (Guarantor Acknowledgment)]

1647456 ALBERTA LTD.

Per:	(signed) “Peter D. Scott”
Peter D. Scott
Chief Financial Officer

[Eighth Amending Agreement – Obsidian (Guarantor Acknowledgment)]